FREEPORT-MCMORAN

3rd Quarter 2019 Earnings Conference Call

October 23, 2019

PROVEN ASSETS.
FUNDAMENTAL VALUE.

FCX LISTED NYSE

A member of ICMM International Council on Mining & Metals

fcx.com

Cautionary Statement
Regarding Forward-Looking Statements

PROVEN ASSETS. FUNDAMENTAL VALUE.

This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as plans, projections or expectations relating to ore grades and milling rates; production and sales volumes; unit net cash costs; operating cash flows; capital expenditures; FCX's expectations regarding its share of PT Freeport Indonesia's (PT-FI) net (loss) income and future cash flows through 2022; PT-FI's development, financing, construction and completion of a new smelter in Indonesia; PT-FI's compliance with environmental standards under the framework established by Indonesia's Ministry of Environment and Forestry; exploration efforts and results; development and production activities, rates and costs; liquidity; tax rates; export quotas and duties; the impact of copper, gold and molybdenum price changes; the impact of deferred intercompany profits on earnings; reserve estimates; and future dividend payments, share purchases and sales. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "to be," "potential" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of dividends is at the discretion of the Board of Directors (Board) and will depend on FCX's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board.

FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, supply of and demand for, and prices of, copper, gold and molybdenum; mine sequencing; changes in mine plans; production rates; timing of shipments; results of feasibility studies; potential inventory adjustments; potential impairment of long-lived mining assets; the potential effects of violence in Indonesia generally and in the province of Papua; the Indonesian government's extension of PT-FI's export license after March 8, 2020; risks associated with underground mining; satisfaction of requirements in accordance with PT-FI's special mining license (IUPK) to extend mining rights from 2031 through 2041; industry risks; regulatory changes; political and social risks; labor relations; weather- and climate-related risks; environmental risks; litigation results; cybersecurity incidents; and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2018, filed with the U.S. Securities and Exchange Commission (SEC).

Investors are cautioned that many of the assumptions upon which FCX's forward-looking statements are based are likely to change after the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and molybdenum, net debt and adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) that are not recognized under U.S. generally accepted accounting principles. As required by SEC Regulation G, reconciliations of unit net cash costs per pound of copper and molybdenum to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of FCX's 3Q19 press release, which are also available on FCX's website, "fcx.com." Net debt equals consolidated debt less consolidated cash. A reconciliation of adjusted EBITDA to amounts reported in FCX's consolidated financial statements is included on slide 28.

Positive Progress on 3 Major Initiatives

PROVEN ASSETS.
FUNDAMENTAL VALUE.

Grasberg Underground Ramp-up



- Long-lived, Low-cost Reserves
- Progressing on Schedule
- Production Rates Ahead of Forecast
- Benefit from Significant Past Investment

Commissioning of Lone Star Project In Arizona



- Within Budget & On Schedule
- First Copper Production Expected in Late 2020
- Two-thirds Complete
- Expansion Opportunities

Innovation Driven Productivity Improvements



- Margin Expansion
- Capital Efficiency/Reserve Upside
- Results Continue to be Positive – Expect to Incorporate in Mine Plans Beginning in 2020

Multiple Catalysts to Build Value

See Cautionary Statement.

Executing The Plan

PROVEN ASSETS.
FUNDAMENTAL VALUE.

2019e v. 2021e

Growing Sales Profile[1]	**~30%** Increase in Copper; **~70%** Increase in Gold
Declining Unit Net Cash Costs[2]	**~25%** Reduction in Unit Costs
Strong Financial Results & EBITDA[3] **Generation**	**100%+** Increase in EBITDA; With Leverage to Improved Copper Market Conditions

Value Creation for Shareholders

(1) Based on estimated copper and gold sales of 3.26 bn lbs and 874k ozs in 2019e, and 4.2 bn lbs and 1.45 mm ozs in 2021e.
(2) Assumes consolidated unit net cash costs for 2019e of $1.76/lb and ~$1.30/lb in 2021e. 2021e assumes ~30¢/lb unit net cash cost for Indonesia following the underground ramp-up.
(3) Based on estimated EBITDA of ~$2.4 bn in 2019e and ~$5.4 bn in 2021e based on $2.60/lb copper.
e = estimate. See Cautionary Statement.

Grasberg – One of the World's Largest Copper & Gold Deposits
Impressive Past / Robust Future

PROVEN ASSETS.
FUNDAMENTAL VALUE.

Historical Open Pit Era (1990 – 2019e)


October 2019

Future Underground Era (2020e – 2041e)


Grasberg open pit
Grasberg Block Cave
Kucing Liar
Amole 2,900 m elev
DOZ
Kucing Liar Spur
Big Gossan
MLA
Grasberg BC Spur
DMLZ
Big Gossan Spur
DMLZ Spur
N

	Historical Results	Future Plans
Total Material Mined (bn t)	5.2	1.8
Strip Ratio – Open Pit Only	2.5	N/A
Copper Production (bn lbs)	33	36
Gold Production (mm ozs)	53	29
Gross Revenues[(1)]	~$97 Billion ~80% Open Pit	~$150 Billion ~80% in Production[(2)]

(1) Historical gross revenues (1990 – 2019e) based on average prices of $1.94/lb of Cu and $735/oz of Au; future gross revenues (2020e – 2041e) based on $3.00 Cu and $1,500 Au.
(2) Includes DOZ, Grasberg Block Cave, Deep MLZ and Big Gossan. e = estimate. See Cautionary Statement.

Underground Ramp-up Building Momentum

Continued Progress in 3Q 2019

PROVEN ASSETS. FUNDAMENTAL VALUE.

Grasberg Block Cave & Deep MLZ Averaged 20,400 t/d – Ahead of Forecast

Undercutting (square meters)

Grasberg Block Cave

Cumulative: 61,000



20,000
21,000
2Q19
+25%
3Q19
+0%

DMLZ

Cumulative: 63,000



4,468
5,000
2Q19
+4%
3Q19
-46%*

Production Blocks

Grasberg Block Cave

At Full Production: 5



1
3
3
1Q19
2Q19
3Q19

DMLZ

At Full Production: 3



1
2
2
1Q19
2Q19
3Q19

Drawbells

Grasberg Block Cave

YE 2020e Target: 213



18
23
52
74
2Q19
+60%
3Q19
+15%
Cum.
YE 2019e

DMLZ

YE 2020e Target: 139



4
6
80
87
2Q19
+0%
3Q19
-33%
Cum.
YE 2019e

Ore Extraction (t/d)

Grasberg Block Cave



5,000
7,400
10,600
11,300
16,000
1Q19
2Q19
+10%
3Q19
+12%
Sept. 2019
2019e Exit Rate

DMLZ



6,800
7,700
9,800
10,900
11,000
1Q19
2Q19
+15%
3Q19
+7%
Sept. 2019
2019e Exit Rate

Cave Propagation Data Providing Increased Confidence in Growing Production Rates

** During 3Q19, PT-FI elected to temporarily slow undercutting rates in one of the DMLZ production blocks until the desired cave shape was achieved. Undercutting re-commenced in September 2019. NOTE: Amounts in red represent change vs prior quarterly forecast. e = estimate. See Cautionary Statement.*

Lone Star Leach Development in Arizona

Building Value in New U.S. Cornerstone Asset

PROVEN ASSETS. FUNDAMENTAL VALUE.

- **Low-Risk Development in Established Mining District; Wholly Owned**
- **Located 8 miles North of Safford; 18 miles Southwest of Morenci**
- **$850mm Initial Project (2/3 Complete)**
- **Estimated Production: 200 mm lbs/annum**
- **First Cu Production on Track by YE 2020**
- **Oxide Expansion Opportunities with Low Capital Intensity Under Evaluation**


September 2019


New Leach Pad

Positive Exploration Results Support Longer-Term Potential

- **Completed 202 km of Drilling Since 2015**

Number of Holes	Number of Intercepts	Minimum Intercept (meters)	Cu Grade (% Cu) Minimum	Cu Grade (% Cu) Average
68	92	150	0.30%	0.56%
28	39	61	0.60%	0.82%

- **Significantly Larger than Expected**
- **Higher Grade Zones (+0.7% Cu) in NE & SW Areas of Deposit**

Tax-Adjusted Equivalent Copper Grade

~0.45% = 0.6%-0.7% Equiv.

(Equivalent based on 0-10% US v. 35% international tax rate)

See Cautionary Statement.

Driving Productivity Through Innovation Across Our Portfolio

PROVEN ASSETS. FUNDAMENTAL VALUE.

Opportunity

- **200 mm lbs of Incremental Copper Production per Annum**
- **Low Capital**
- **Reduced Unit Costs**
- **Unlock Additional Resource Values**

Fueled By



Analytics
Data
People

Equivalent to

New Concentrator



Bagdad Case Study **resulted in…**

- Increased Throughput: 15%
- Incremental 20 mm lbs to-date
- YTD unit cash costs down 15% Y-o-Y
- Achieved in Less Than One Year

Implementing Across Portfolio to Save Years of Planning and Significant Upfront Investment

Early Results Are Impressive - Expect to Incorporate Enhancements Into Future Mine Plans in 2020

See Cautionary Statement.

Copper Market

Current Low Price Not Sustainable

PROVEN ASSETS.
FUNDAMENTAL VALUE.

Copper Price

($ per pound)



~ $2.60
$3.07
$4.62
$3.30
Current Price
Avg. Last 10 Yrs*
10-Yr High Feb. 2011
"Incentive" Price
Wood Mackenzie

** Source: Bloomberg as of October 21, 2019.*

Structurally Supported by Fundamentals

- Inventories Remain Low by Historical Standards
- Mine Supply is Limited; Project Pipeline is Thin
- Demand is Growing - Decarbonization
- Essential to Global Economy
- Looming Deficits
- Significant Upside Potential to Currently Depressed Price

FCX - Compelling Investment Opportunity

PROVEN ASSETS.
FUNDAMENTAL VALUE.

Portfolio of High-Quality Copper Assets Difficult to Replicate

Industry Leader with Size, Scale and Durability

Strong Track Record & Commitment to Communities and Environmental Responsibility


PROVEN ASSETS.
FUNDAMENTAL VALUE.

Growing Production and Cash Flow Profile

Technically Proficient – Proven Capabilities

Copper Fundamentals Increasingly Positive

Innovation Driving Additional Value

Significant Value Creation in Progress

See Cautionary Statement.



Financial Outlook

PROVEN ASSETS.
FUNDAMENTAL VALUE.

3Q19 Highlights

PROVEN ASSETS. FUNDAMENTAL VALUE.


Production mm lbs
Sales mm lbs
North America
349
390
3Q18
3Q19
350
395
3Q18
3Q19
South America
325
283
3Q18
3Q19
326
261
3Q18
3Q19
Indonesia
332
Cu
191
3Q18
3Q19
368
139
3Q18
3Q19
754
Au
000 ozs
329
3Q18
3Q19
831
239
3Q18
3Q19

- 3Q19 Production Up 12% from 3Q18
  - Bagdad Up ~29%
  - Morenci Up ~17% (Leach)
- Above Forecast

- Cerro Verde Impacted by:
  - External Events
  - Mine Sequencing
  - Lower Recoveries (stockpiles)

- Generally On Plan
- Gold Slightly Above
- Excess Inventory to be Shipped in 4Q19

Consolidated 3Q19	Production	Sales	Available for Sale in 4Q19
Copper (mm lbs)	864	795	69
Gold (000 ozs)	333	243	90

Sales Profile

PROVEN ASSETS. FUNDAMENTAL VALUE.

Copper Sales (billion lbs)



5
4
3
2
1
0
3.8
3.3
3.5
4.2
2018
2019e
2020e
2021e
Transition Years

Note: Consolidated copper sales include 694 mm lbs in 2018, 670 mm lbs in 2019e, 715 mm lbs in 2020e and 875 mm in 2021e for noncontrolling interest; excludes purchased copper.

Gold Sales (million ozs)



3
2
1
0
2.4
0.87
0.85
1.45
2018
2019e
2020e
2021e
Transition Years

Note: Consolidated gold sales include 223k ozs in 2018, 160k ozs in 2019e, 155k ozs in 2020e and 270k ozs in 2021e for noncontrolling interest.

Molybdenum Sales (million lbs)



100
75
50
25
0
94
92
95
95
2018
2019e
2020e
2021e

e = estimate. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

PROVEN ASSETS. FUNDAMENTAL VALUE.

($ in bn)

EBITDA **($1,500/oz Gold, $12/lb Molybdenum)**


$10
$8
$6
$4
$2
$0
Transition Year 2020e
Average '21e/'22e
Cu $2.75/lb
Cu $3.00/lb
Cu $3.25/lb

Operating Cash Flow **Excludes Working Capital Changes ($1,500/oz Gold, $12/lb Molybdenum)**


$8
$6
$4
$2
$0
Transition Year 2020e
Average '21e/'22e
Cu $2.75/lb
Cu $3.00/lb
Cu $3.25/lb

NOTE: For 2020e and 2021e – 2022e average price sensitivities, see slide 26.
EBITDA equals operating income plus depreciation, depletion and amortization. e = estimate. See Cautionary Statement.

Consolidated Capital Expenditures

PROVEN ASSETS. FUNDAMENTAL VALUE.



($ in bn)
Net of Scheduled Contributions
$2.0
$1.2
Major Mining Projects
$0.8
Other Mining
2018
$2.6
$2.5(2)
$1.6(1)
$1.0
2019e
$2.6
$2.5(2)
$1.6(1)
$1.0
2020e

(1) Major mining projects include CAPEX associated with Grasberg underground development ($1.0 bn in 2019e and $0.95 bn in 2020e), supporting mill and power capital costs at Grasberg ($0.3 bn in 2020e) and Lone Star ($0.4 bn in 2019e and $0.2 bn in 2020e).

(2) Net of scheduled contributions from PT Inalum for expansion capital spending that will be reflected in financing on the cash flow statement.

NOTE: Amounts include capitalized interest; excludes capital spending for the new Indonesia smelter project that is currently in the early stages of planning and expected to be constructed by year-end 2023. PT-FI is pursing financing and commercial arrangements for this approximate $3 bn project. The economics of the smelter will be shared by PT-FI's shareholders according to their respective share ownership percentages.

e= estimate. See Cautionary Statement.

FCX/FMC Senior Notes Maturity Profile
Post 3Q 2019 New Issuance/Refinancing

PROVEN ASSETS. FUNDAMENTAL VALUE.

Total Debt & Cash at 9/30/19	
Senior Notes	$ 9.0
Cerro Verde Credit Facility	0.8
Other Debt	0.1
Total Consolidated Debt	$ 9.9
Consolidated Cash	$ 2.2
Undrawn Credit Facility	$ 3.5
Total Liquidity	$ 5.7

3Q19 New Issuance/ Refinancing	Before	After
Weighted Average Maturity	8.7 years	9.8 years
Weighted Average Coupon	4.7%	4.6%



(US$ billions)
$4.0
$3.0
$2.0
$1.0
$0.0
Tendered
$0.2
Tendered
$1.9
3.55% Sr. Notes
Redeemed
$1.9
3.875% Sr. Notes
$0.9
4.55% Sr. Notes
$0.7
New Issue 5.00% Sr. Notes
$0.6
New Issue 5.25% Sr. Notes
$2.8
5.40% & 5.45% Sr. Notes and FMC Sr. Notes
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030+

Net Debt* $7.7 Bn as of 9/30/19

* Net debt equals consolidated debt less consolidated cash

Executing Clearly Defined Strategy to Build Value for Shareholders

PROVEN ASSETS.
FUNDAMENTAL VALUE.


Building Momentum
Ongoing Cost Management & Capital Discipline
Advancing Completion of Lone Star Project
Innovation-Driven Productivity Improvements
Continued Execution of Grasberg Underground Ramp-up
Substantial Growth in Cash Flow
Growing Sales Profile
Declining Unit Costs
Doubling EBITDA & Cash Flow (2019e v. 2021e)

e= estimate. See Cautionary Statement.



Reference Slides

PROVEN ASSETS.
FUNDAMENTAL VALUE.

Financial Highlights

PROVEN ASSETS. FUNDAMENTAL VALUE.

Sales Data	3Q19	9 mos. Ended 9/30/19
Copper		
Consolidated Volumes *(mm lbs)*	795	2,386
Average Realization *(per lb)*	$2.62	$2.71
Site Production & Delivery Costs *(per lb)*	$2.05	$2.16
Unit Net Cash Costs *(per lb)*	$1.59	$1.76
Gold		
Consolidated Volumes *(000's ozs)*	243	674
Average Realization *(per oz)*	$1,487	$1,380
Molybdenum		
Consolidated Volumes *(mm lbs)*	22	68
Average Realization *(per lb)*	$12.89	$12.92

Financial Results (in billions, except per share amounts)	3Q19	9 mos. Ended 9/30/19
Revenues	$3.3	$10.6
Net Loss Attributable to Common Stock	$(0.1)	$(0.2)
Diluted Net Loss Per Share	$(0.09)	$(0.12)
Operating Cash Flows [(1)]	$0.2	$1.3
Capital Expenditures	$0.7	$1.9
Total Debt	$9.9	$9.9
Consolidated Cash	$2.2	$2.2

(1) *Includes working capital (uses) sources and timing of other tax payments of $(0.1) bn for 3Q19 and $0.1 bn for the 9 months ended 9/30/19.*

3Q19 Mining Operating Summary

PROVEN ASSETS. FUNDAMENTAL VALUE.

3Q19 Unit Production Costs (per lb of Cu)	North America	South America	Indonesia	Consolidated
Cash Unit Costs				
Site Production & Delivery, excluding adjustments	$2.03	$1.89	$2.44	$2.05
By-product Credits	(0.22)	(0.26)	(2.64)	(0.66)
Treatment Charges	0.11	0.17	0.25	0.16
Royalties & Export Duties	-	0.01	0.22	0.04
Unit Net Cash Costs	**$1.92**	**$1.81**	**$0.27**	**$1.59**

Sales From Mines for 3Q19 & 3Q18 by Region



North America
South America (2)
Indonesia (3)
395
350
22(1)
22(1)
261
326
139
368
239
831
Cu
mm lbs
Mo
mm lbs
Au
000 ozs
3Q19
3Q18
3Q19
3Q18
3Q19
3Q18
3Q19
3Q18
3Q19
3Q18

(1) Includes 6 mm lbs in 3Q19 and 7 mm lbs in 3Q18 from South America.
(2) Silver sales totaled 0.9 mm ozs in 3Q19 and 1.2 mm ozs in 3Q18.
(3) Silver sales totaled 0.5 mm ozs in 3Q19 and 1.2 mm ozs in 3Q18.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in the supplemental schedules of FCX's 3Q19 press release, which is available on FCX's website.

2019e Outlook

PROVEN ASSETS. FUNDAMENTAL VALUE.

Sales Outlook	▪ **Copper: 3.3 Billion lbs.** ▪ **Gold: 874 Thousand ozs.** ▪ **Molybdenum: 92 Million lbs.**
Unit Cost of Copper	▪ **Site Production & Delivery 2019e: $2.14/lb (4Q19e: $2.09/lb)** ▪ **After By-product Credits 2019e: $1.76/lb(1) (4Q19e: $1.76/lb)**
Operating Cash Flows (2)	▪ **~$1.6 Billion @ $2.60/lb Copper for 4Q19e** ▪ **Each 10¢/lb Change in Copper in 4Q19e = $90 Million**
Capital Expenditures	▪ **$2.6 Billion (consolidated, prior to scheduled contribution to replicate JV economics) (3)** • $1.6 Billion for Major Projects, Including $1.4 Billion for Indonesia Underground Development and the Lone Star Copper Leach Project • $1.0 Billion for Other Mining • A Large Portion Relates to Projects that Are Expected to Add Significant Production and Cash Flow in Future Periods

(1) Assumes average prices of $1,500/oz gold and $12/lb molybdenum in 4Q19e.
(2) Assumes average prices of $1,500/oz gold and $12/lb molybdenum in 4Q19e; each $100/oz change in gold would have an approximate $20 mm impact and each $2/lb change in molybdenum would have an approximate $15 mm impact.
(3) PT Inalum scheduled contributions in 2019e approximate $0.1 bn.
e = estimate. See Cautionary Statement.

2019e Operating Estimates

PROVEN ASSETS. FUNDAMENTAL VALUE.

2019e Unit Production Costs (per lb of Cu)	North America	South America	Indonesia	Consolidated
Cash Unit Costs *(1)*				
Site Production & Delivery (2)	$2.04	$1.82	$2.98	$2.14
By-product Credits	(0.25)	(0.28)	(1.96)	(0.60)
Treatment Charges	0.11	0.18	0.27	0.17
Royalties & Export Duties	-	0.01	0.24	0.05
Unit Net Cash Costs	**$1.90**	**$1.73**	**$1.53**	**$1.76**

2019e Sales by Region


1,450
Cu
mm lbs
92 (3)
Mo
mm lbs
North America
1,170
South America
635
874 (4)
Au
000 ozs
Indonesia

(1) Estimates assume average prices of $2.60/lb for copper, $1,500/oz for gold and $12/lb for molybdenum for 4Q19e. Quarterly unit costs will vary significantly with quarterly metal sales volumes.

(2) Production costs include profit sharing in South America and severance taxes in North America.

(3) Includes molybdenum produced in South America.

(4) Includes gold produced in North America.

Note: e = estimate. See Cautionary Statement.

World Class Block Cave Design

PROVEN ASSETS.
FUNDAMENTAL VALUE.

Substantial Infrastructure in Place to Support Large-Scale Production

Grasberg Block Cave



Plan View
100 meters
N
Future PB
Future PB
Future PB
PB3
PB2N
Current Cave
PB1N
PB2S
PB1S
3 Cave Fronts



Ramp-up Schedule
(000's t/d of Ore)
9
30
64
103
130
2019e
2020e
2021e
2022e
2023e

5 Production Blocks,
3 Currently Active

- Continuation of Ore Mined in Open Pit (300 meters below)
- 963 mm t @ 0.96% Copper & 0.72 g/t Gold
- YE 2018 Reserves: 17 bn lbs Copper; 14 mm ozs Gold
- By 2023: 335,000 Sq Meter Footprint (over 80 acres)
- Life of Mine: 725,000 Sq Meter Footprint (180 acres)
- Fully Autonomous Underground Rail System
- Annual Production @ Avg. Reserve Grade(1)
  - 850 mm lbs Copper & 700,000 ozs Gold

DMLZ



Plan View
100 meters
N
Future PB
Future PB
PB1S
2019
Current Cave
PB2N
PB1N
2 Cave Fronts



Ramp-up Schedule
(000's t/d of Ore)
8
28
59
80
80
2019e
2020e
2021e
2022e
2023e

3 Production Blocks,
2 Currently Active

- Located Below DOZ Underground Block Cave Mine
- 1,500 meters below surface
- 432 mm t @ 0.92% Copper & 0.76 g/t Gold
- YE 2018 Reserves: 8 bn lbs Copper; 8 mm ozs Gold
- By 2022: 200,000 Sq Meter Footprint (~ 50 acres)
- Life of Mine: 450,000 Sq Meter Footprint (110 acres)
- Annual Production @ Avg. Reserve Grade(1)
  - 500 mm lbs Copper & 560,000 ozs Gold

Average Unit Net Cash Costs First 5 Years After Ramp-Up: ~$0.30/lb(2)

(1) Access to higher ore grades expected in early years of production.
(2) After ramp-up for 2021e – 2025e; based on $3.00/lb copper and $1,400/oz gold.
e = estimate. See Cautionary Statement.

PT-FI Mine Plan

Metal Sales, 2019e-2023e

Copper 2019e – 2023e

Total: 6.2 billion lbs copper
Annual Average: 1.24 billion lbs

Gold 2019e – 2023e

Total: 6.7 million ozs gold
Annual Average: 1.33 million ozs


Transition Years
0.63
0.86
Cu
bn
lbs
Au
mm
ozs
0.78
0.83
1.4
1.4
1.7
1.8
1.7
1.8
2019e
2020e
2021e
2022e
2023e

Note: Amounts are projections. Timing of annual sales will depend on a number of factors, including mine sequencing, operational performance, timing of shipments, export quotas, and other factors. See Cautionary Statement. e = estimate
FCX's economic interest in PT-FI approximates 81% through 2022 and 48.76% thereafter.

2019e Quarterly Sales

PROVEN ASSETS. FUNDAMENTAL VALUE.

Copper Sales (million lbs)



900
600
300
0
784
807
795
870
1Q19
2Q19
3Q19
4Q19e

Note: Consolidated copper sales include approximately 168 mm lbs in 1Q19, 163 mm lbs in 2Q19, 149 mm lbs in 3Q19 and 190 mm lbs in 4Q19e for noncontrolling interests; excludes purchased copper.

Gold Sales (thousand ozs)



300
200
100
0
242
189
243
200
1Q19
2Q19
3Q19
4Q19e

Note: Consolidated gold sales include approximately 44k ozs in 1Q19, 35k ozs in 2Q19, 45k ozs in 3Q19 and 36k ozs in 4Q19e for noncontrolling interests.

Molybdenum Sales (million lbs)



25
20
15
10
5
0
22
24
22
24
1Q19
2Q19
3Q19
4Q19e

e = estimate. See Cautionary Statement.

Sensitivities

PROVEN ASSETS. FUNDAMENTAL VALUE.

(US$ millions)

2020e Change	EBITDA	Operating Cash Flow
Copper: +/- $0.10/lb	$335	$265
Molybdenum: +/- $1.00/lb	$85	$75
Gold: +/- $50/ounce	$40	$25
Currencies: (1) +/- 10%	$195	$135
2021e-2022e Avg. Change		
Copper: +/- $0.10/lb	$425	$330
Molybdenum: +/- $1.00/lb	$90	$85
Gold: +/- $50/ounce	$80	$45
Currencies: (1) +/- 10%	$195	$135

(1) U.S. Dollar Exchange Rates: 669 Chilean peso, 14,000 Indonesian rupiah, $0.69 Australian dollar, $1.10 Euro, 3.30 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization costs. Operating cash flow amounts exclude working capital changes. e = estimate. See Cautionary Statement.

3Q19 Copper Realization & 4Q19 Guidance

PROVEN ASSETS. FUNDAMENTAL VALUE.

3Q19 LME Average Copper Price	$2.63/lb
3-Mo. Fwd Price for Copper at the End of September	$2.59/lb
FCX 3Q19 Consolidated Copper Price Realization	$2.62/lb(1) (Generally, 50/50 Weight of Qtrly Avg and 3-mo Forward Price at End of Period)
FCX 3Q19 Prior Period Open Lb Adj. (aka Provisional Price Adj.)	Revenue/EBITDA: $(42) mm Net Income: $(17) mm Earnings/Share: $(0.01)
4Q19 Open Pound Guidance	▪ 3Q19 Open Lbs Priced at $2.59/lb on 9/30/19 ▪ Each $0.05 Change in Avg Copper Price in 4Q19 = $9 mm Impact to 2019 Net Income ▪ LME Copper Settled at $2.63/lb on 10/22/19

(1) Note that when the average quarter-end forward curve price is below the average quarterly spot price, FCX's consolidated quarterly copper realization can be expected to be below the quarterly average (and vice versa if quarter-end forward curve price is above the quarterly average spot price). Quarterly copper realizations by region may vary from the consolidated average.

Adjusted EBITDA Reconciliation

PROVEN ASSETS.
FUNDAMENTAL VALUE.

(in millions)	3Q19	12 mos ended 9/30/19
Net (Loss) Income Attributable to Common Stock – Continuing Operations	$ (132)	$307
Interest expense, net	123	910
Income tax provision (benefit)	150	(312)
Depreciation, depletion and amortization	322	1,424
Metals inventory adjustments	41	102
Net loss (gain) on sales of assets	12	(95)
Accretion	29	117
Other net charges (1)	43	357
Loss on early extinguishment of debt	21	28
Other income, net	(33)	(65)
Net (loss) income attributable to noncontrolling interests	(7)	(71)
Equity in affiliated companies' net earnings	(5)	(10)
FCX Adjusted EBITDA – Continuing Operations (2)	**$564**	**$2,692**

(1) Other net charges primarily include net adjustments to environmental obligations and related litigation reserves ($19 mm for 3Q19 and $68 mm for the 12 months ended 9/30/19), prior period adjustments to PT-FI export duties for final assays ($11 mm for 3Q19 and the 12 months ended 9/30/19) and oil and gas asset impairment and inventory adjustments ($7 mm for 3Q19 and $19 mm for the 12 months ended 9/30/19). Other net charges for the 12 months ended 9/30/19 also included PT-FI charges in 4Q18 ($220 mm) and charges for weather-related issues at El Abra ($16 mm). For further discussion of net charges, refer to "Adjusted Net (Loss) Income" on page VII in the supplemental schedules of FCX's 3Q19 press release, which is available on FCX's website.

(2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.

Underground Block Cave Mine Development

Grasberg Block Cave Development Diagram

PROVEN ASSETS.
FUNDAMENTAL VALUE.



Air Gap
Cave Muckpile
Undercut Ring Drilling
Drawbell
Drawbell Drilling
Slot Raise
Undercut Level
2850m Elevation
Grizzly & Rock Breaker
Extraction Level
2830m Elevation
Drawpoints
Orepass
Service Level
2810m Elevation
Loading Chute
Chute Gallery
Ore Train
Rail Haulage Level
2760m Elevation

Underground Block Cave Mine Development
Deep MLZ Block Cave Development Diagram

PROVEN ASSETS.
FUNDAMENTAL VALUE.



Hydro Fractured Ground
Air Gap
Cave Muckpile
Undercut Ring Drilling
Drawbell
Drawbell Drilling
Undercut Level
2600m Elevation
Slot Raise
Grizzly
& Rock Breaker
Extraction Level
2585m Elevation
Orepass
Drawpoints
Loading Chutes
Haulage Truck
Truck Haulage Level
2525m Elevation

Underground Block Cave Mine Development
Glossary of Key Terms

PROVEN ASSETS. FUNDAMENTAL VALUE.

Air Gap	space between the cave muck pile and the uncaved ore above it
Block Caving	a mass mining method that primarily utilizes the action of gravity for extraction and fragmentation of the ore *By undercutting about 3-5% of the bottom of the ore body to be mined using drill and blast methods, the vertical base support of the ore column is removed and the ore then caves by gravity. As broken ore is drawn from the base of the ore column, the ore above continues to break and propagate vertically. Caving methods are typically applied to massive and continuous ore bodies with significant horizontal footprints and large vertical extensions (~150 to 500 meters). The ore must be caveable based upon geometry, geological features and in-situ stress regimes.*
Cave	the area of broken rock and void above the Extraction level that was induced by undercutting and drawing of the ore
Cave Front	the leading edge of the active undercut area located within each production block; also known as the "Cave Face" *The cave front is moved across the PB over time. The direction, length and shape of the cave front is dictated by geotechnical constraints and ore valuation.*
Cave Muck Pile	caved ore sitting above the "Extraction Level" waiting to be extracted (or drawn) from the drawpoints
Drawbelling	formation of rock funnels from the "Extraction Level" that connect to the Undercut and the caved ore above *Drawbells are used to draw down the caved ore by means of Load Haul Dump equipment (LHDs) or loaders. Each drawbell has two drawpoints associated with it.*
Drawpoints	reinforced openings connected to the drawbell that the LHDs draw the ore from
Drill Ring	a fan of drill holes used to blast the undercut or drawbell
Extraction Level	level used to draw the caved ore from the ore body as it propagates upwards *The "Extraction Level" needs to last through the life of the drawpoints it contains. The level usually includes heavy ground support, steel sets and concrete at the drawpoint brows to improve longevity, and has constructed roadways for efficient loader operations. The drawbells are excavated from the "Extraction Level". The Extraction drifts have ore passes, grizzlies and rock breakers installed within them to allow the LHDs to efficiently load ore from the drawpoints for transport to the "Haulage Level".*
Haulage Level	dedicated level below "Extraction Level" to handle the ore from the LHDs and transfer it to a primary crusher and onto a conveyor or production shaft, these are typically large truck or rail systems
Ore pass	Vertical or inclined raise or shaft from the "Extraction Level" down to the "Haulage Level" *LHDs dump the ore into the ore pass which is then loaded into a truck or train via a chute on the "Haulage Level" and transported to the primary crusher.*
Production Block (PB)	a designated zone of the production footprint *The location of a PB depends on the value of the ore, interaction with other mines or PBs and interaction with underlying infrastructure. The dimensions of a PB are primarily dictated by geotechnical factors that impose constraints on width and direction. PBs can be operated simultaneously.*
Slot Raise	a vertical excavation or raise used to assist in the blasting of the drawbell and undercut rings
Undercut Level	a relatively short-lived level, typically 15 to 20 meters above the "Extraction Level" used to undercut the ore body and form the rock pillars that protect the long-lived panels and drawpoints on the "Extraction Level" *Conventional long-hole drill and blast techniques are employed to undercut the ore body completely.*
Undercutting	drilling and blasting of approximately 10-15 meters of rock at the base of the ore body (from the "Undercut Level") *Undercutting causes the intact rock above to become unstable and cave.*